UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Information Statement
☐ CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e) (210)
☒ Definitive Information Statement

SUSTAINABLE ENVIRONMENTAL TECHNOLOGIES CORPORATION

(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held April 7, 2011

TO THE STOCKHOLDERS OF SUSTAINABLE ENVIRONMENTAL TECHNOLOGIES CORPORATION:

You are cordially invited to the 2010 Annual Meeting of Stockholders of Sustainable Environmental Technologies Corporation which will be held at the Anaheim Marriott Hotel, 700 West Convention Way Anaheim, CA 92802, on Thursday, April 7, 2011, beginning at 10:30 a.m., local time. The Annual Meeting will be held for the following purposes:

1. To elect five members to our board of directors, each to hold office until the 2011 Annual Meeting and until his successor is elected and qualified;

2. To ratify the selection of dbb McKennon as our independent auditors; and

3. To consider and transact such other business as may properly be brought before the Annual Meeting or any adjournments thereof.

Our board of directors has fixed March 8, 2011 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments of the meeting, and only stockholders of record at the close of business on that date are entitled to this notice and to vote at the Annual Meeting. A list of stockholders as of the record date will be available at the meeting and at our offices for ten days prior to the meeting.

The holders of approximately 50.9% of our outstanding common stock have agreed to vote in favor of the actions described above at the Annual Meeting, which are described in greater detail in the Information Statement accompanying this notice. Therefore, we are not asking you for a proxy, and you are requested not to send us a proxy.

The accompanying Information Statement is for information purposes only and explains our election of directors and our appointment of independent auditors. Please read the accompanying Information Statement carefully.

BY ORDER OF THE BOARD OF DIRECTORS /s/ GRANT KING GRANT KING Chairman of the Board of Directors

UPLAND, CA
March 15, 2011

___________________

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.
___________________

SUSTAINABLE ENVIRONMENTAL TECHNOLOGIES CORPORATION
2377 W. Foothill Blvd., Suite #18
Upland, CA 91786
(801) 810-9888

INFORMATION STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
April 7, 2011

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND A PROXY

INTRODUCTION

NOTICE IS HEREBY GIVEN that the 2010 Annual Meeting of Stockholders of Sustainable Environmental Technologies Corporation which will be held at the Anaheim Marriott Hotel, on Thursday, April 7, 2011, beginning at 10:30 a.m., local time.

The purpose of the Annual Meeting and the matters to be acted upon are set forth in the following Information Statement. As of the date of this Information Statement, our board of directors knows of no other business which will be presented for consideration at the Annual Meeting. It is anticipated that the mailing to stockholders of this Information Statement will commence on or about March 15, 2011, and the corporate actions described below will not be effective until at least 20 days after the mailing.

OUTSTANDING SECURITIES AND VOTING RIGHTS

Only stockholders of record at the close of business on the record date of March 8, 2011 are entitled to notice of and to vote at the Annual Meeting. At that date, there were 217,614,436 outstanding shares of our common stock, par value $.001 per share, which is our only outstanding voting security. At the Annual Meeting, each share of common stock will be entitled to one vote. The affirmative consent of the holders of a majority of our outstanding common stock is required to approve each of the actions described in this Information Statement. The holders of approximately 50.9% of our outstanding common stock have agreed to vote in favor of the actions described in this Information Statement. Therefore, we are not asking you for a proxy and you are requested not to send us a proxy.

The representation, in person or by properly executed proxy, of the holders of a majority of the voting power of the shares of stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the meeting. Stockholders are not entitled to cumulate their votes. Abstentions and broker non-votes (shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. In the election of directors, holders of common stock are entitled to elect six directors with the six candidates who receive the highest number of affirmative votes being elected. Votes against a candidate and broker non-votes have no legal effect. In matters other than the election of directors, abstentions have the effect of votes against a proposal in tabulations of the votes cast on proposals presented to stockholders, while broker non-votes do not have any effect for purposes of determining whether a proposal has been approved.

QUESTIONS AND ANSWERS ABOUT

THE MEETING AND VOTING

1. WHAT IS THE RECORD DATE AND WHAT DOES IT MEAN?

The record date for the 2010 Annual Meeting of Stockholders is March 8, 2011. The record date is established by our board of directors as required by California law and our by-laws. Stockholders of record (registered stockholders and street name holders) at the close of business on the record date are entitled to:

(a) receive notice of the meeting; and

(b) vote at the meeting and any adjournments or postponements of the meeting.

2. WHY ARE WE NOT SOLICITING PROXIES TO APPROVE THE PROPOSALS DESCRIBED IN THIS INFORMATION STATEMENT?

The board of directors has already approved the proposals described in this Information Statement, and the holders of approximately 50.9% of our outstanding shares of common stock have agreed to vote in favor of the proposals described in this Information Statement at the annual meeting, which is a sufficient percentage for passage without the need for soliciting proxies. Further, spending the additional company time, money and other resources required to solicit proxies would have been potentially wasteful and, consequently, detrimental to completing the proposals described in this Information Statement in a manner that is timely and efficient for us and our stockholders.

3. WHAT IS THE DIFFERENCE BETWEEN A REGISTERED STOCKHOLDER AND A STOCKHOLDER WHO HOLDS STOCK IN STREET NAME?

If your shares of stock are registered in your name on the books and records of our transfer agent, you are a registered stockholder.

If your shares of stock are held for you in the name of your broker or bank, your shares are held in street name. Brokerage firms, banks and other nominees may vote customers' unvoted shares on "routine" matters. Generally, a broker may not vote a customer's unvoted shares on non-routine matters without instructions from the customer and must instead submit a "broker non-vote." A broker non-vote is counted toward the shares needed for a quorum, but it is not counted in determining whether a matter has been approved.

4. WHO IS ENTITLED TO VOTE?

You may vote if you owned stock as of the close of business on March 8, 2011. Each share of our common stock is entitled to one vote. As of March 8, 2011, we had 217,614,436 shares of common stock outstanding.

5. ARE ABSTENTIONS AND BROKER NON-VOTES COUNTED?

Broker non-votes will not be included in vote totals and will not affect the outcome of the vote. In matters other than the elections of directors, abstentions have the effect of votes against a proposal in tabulations of the votes cast on proposals presented to stockholders.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of February 28, 2011. The information in this table provides the ownership information for: each person known by us to be the beneficial owner of more than 5% of our common stock; each of our directors; each of our executive officers; and our executive officers and directors as a group.

Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them. Unless otherwise indicated, the address of the beneficial owner is c/o SETS Corp., 2377 W Foothill, Suite 18, Upland, CA 91786.

NUMBER OF SHARES	NOTE	PERCENT OF CLASS	NAME OF BENEFICIAL OWNER
96,448,184	(1)	39.92%	Horst Geicke
11,274,055	(2)	5.15%	Bob, Glaser, CEO and Director
8,492,055	(3)	3.88%	Keith Morlock, Manager of Pro-Water, Secretary and Director
150,000		0.07%	Cynthia Glaser, CFO
21,070,994	(4)	9.62%	Grant King, Director
1,392,055	(5)	0.64%	Steve Ritchie, Director
1,192,055	(6)	0.54%	Wallie Ivison, Director

43,571,214		19.9%	(all officers and directors as a group – 6 persons)

(1)	Of these, 24,000,000 shares of common stock are issuable pursuant to a convertible promissory note.
(2)
Of these, 892,055 shares of common stock are issuable pursuant to stock options vested within 60 days of February 28, 2011, and 3,850,000 shares of common stock are owned by Glaser Corp., an entity for which Mr. Glaser is the control person.

(3)	Of these, 892,055 shares of common stock are issuable pursuant to stock options vested within 60 days of February 28, 2011.
(4)	Of these, 1,192,055 shares of common stock are issuable pursuant to stock options vested within 60 days of February 28, 2011.
(5)	Shares of common stock are issuable pursuant to stock options vested within 60 days of February 28, 2011.
(6)	Of these, 892,055 shares of common stock are issuable pursuant to stock options vested within 60 days of February 28, 2011.

ITEM 1: ELECTION OF DIRECTORS

Pursuant to our certificate of incorporation, the holders of our common stock may elect our five directors. All nominees have advised us that they are able and willing to serve as directors.

Except as set forth below, no arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director or nominee.

The following table sets forth the names and ages of the nominees of our board of directors.

Nameand Position	Age
Bob, Glaser, CEO and Director	56
Keith Morlock, Manager of Pro-Water, Secretary and Director	36
Grant King, Director	57
Steve Ritchie, Director	67
Wallie Ivison, Director	58

The principal occupations for the past five years (and, in some instances, for prior years) of each of our directors are as follows:

DIRECTORS

GRANT KING, DIRECTOR SINCE 2004, CHIEF EXECUTIVE OFFICER from 2007-2010 and INTERIM CHIEF FINANCIAL OFFICER from July 2010-September 2010 Mr. King has served as General Manager and Managing Director of two major manufacturing and export companies in Bangkok, Thailand since 1990. From September 1996 to September 2000, Mr. King served as President of various wholly-owned subsidiaries of the Company’s predecessor, L.L. Knickerbocker Co., Inc. and between October 2000 and June 2004, Mr. King was managing his own business interests overseas. From 1997 to July 2003, he also served as president and CEO of L.L. Knickerbocker (Thai) Co. Ltd. in Thailand.

STEVE RITCHIE, retired Brig. Gen. USA, DIRECTOR since 2005. Gen. Ritchie became an advisory board member to the Company in August 2005 and subsequently became a Director in October 2005. Prior to joining the Company in these positions, Mr. Ritchie had a career in the US Air Force, culminating with the rank of Brigadier General.

BOB GLASER, CEO and DIRECTOR Mr. Glaser’s is responsible for overseeing all quarterly and yearly budgets, assuring corporate compliance with local, state and federal agencies, management of corporate staff and consultants, upholding the company image, achieving sustained growth and managing day to day operations.  Mr. Glaser served over 35 years as President of an American based manufacturing company. Utilizing Six Sigma he has received numerous awards for excellence and innovation, from such customers as DEP Corporation and Alberto Culver. Mr. Glaser has an extensive background in engineering and has been recognized for achievements in strategic management, while receiving 3 President Awards and ranking in the top 5% of industry CEO’s.  From 2008-2010 Mr. Glaser served as SET Corps VP of Operations. On September 25, 2010 the Board of Directors elected Bob Glaser to be an Executive Director of the company

KEITH MORLOCK, DIRECTOR since 2009 and CORPORATE SECRETARY, is currently the CEO of Pro Water, an injection well disposal refinery in Utah.  Pro Water specializes in processing produced water for the oil and gas industry.  Mr. Morlock has extensive history in GMP, writing SOP’s and over 14 years of dealing with regulatory agencies including the EPA and the FDA. Much of this background was achieved while he managed several large manufacturing companies. This included overseeing water treatment design as it is critical in pharmaceutical manufacturing. In addition his expertise includes researching, analyzing, and monitoring financial, technological, and demographic factors to capitalize on market opportunities and minimize competitive activity. He has developed and executed comprehensive operation and marketing plans, both short and long range, to support the sales and revenue objectives of the organization.

WALLIE IVISON has served as DIRECTOR since 2010. He brings to the SET board fresh ideas gained by international business experience and adventure. He is the CEO and Founder of WES Pty Ltd in Australia and serves as Director of SET Australia Pty Ltd where he has been responsible for the evaluation of SET Corp technologies in the Australian CSG Industry. Mr. Ivison has over 35 years of business experience in Manufacturing, marketing, innovation and distribution, gathered in the USA, Australia, the UK and Japan. During the last 5 years he has been based in Australia developing the now commercially available Air~Water machines for the water starved continent of Australia. Set Corp now intends to market this technology to USA and International markets. Mr. Ivisons’ experience in business has been the ability to evaluate unique opportunities in the form of useful products and evaluate their competitiveness and niche in the market place and create new opportunities and new markets. Mr. Ivison is Australian born, lived in the USA 25 years, and he maintains a home in the Smoky Mountains in Georgia and in Brisbane Australia. He is Queen Scout, educated with a Tool making trade and has Mechanical engineering background. He is an accomplished Pilot and Ocean sailor. He left the USA on a world yachting circumnavigation with his American wife Susan and son Erik lasting several years in 1999. He has traveled extensively and is intending to travel the same route he sailed with his family in a seaplane.

FAMILY RELATIONSHIPS

Other than as noted below, there are no family relationships among our directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

Bob Glaser, the Company’s CEO and a Director, and Cynthia Glaser, the Company’s Chief Financial Officer are married.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

To the best of our knowledge, the Company, for the past five years, no director or officer of the Company has been involved in any of the following: (1) Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) Being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

LEGAL PROCEEDINGS

As of the date of this Information Statement, there are no material proceedings to which any of our directors, executive officers, affiliates or stockholders is a party adverse to us.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a). The Company believes that all reports for such Section 16 reporting individuals or entities that were required to be filed under Section 16 of the Securities Exchange Act of 1934 for the fiscal year ended March 31, 2010 were timely filed.

DIRECTOR INDEPENDENCE

Presently, we are not required to comply with the director independence requirements of any securities exchange.  In determining whether our directors are independent, however, we intend to comply with the rules of the American Stock Exchange LLC, or the AMEX.  The board of directors also will consult with counsel to ensure that the board of director’s determinations is consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors, including those adopted under the Sarbanes-Oxley Act of 2002 with respect to the independence of audit committee members.  The AMEX listing standards define an “independent director” generally as a person, other than an officer of a company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment.

Currently our director Steve Ritchie satisfies the “independent director” requirements of the AMEX, however we do not meet its requirement which requires that a majority of a company’s directors be independent.

BOARD MEETINGS AND ANNUAL MEETING ATTENDANCE

The Board of Directors met 2 times the fiscal year ended March 31, 2010.  Additionally, the Board acted 2 times by unanimous written consent in lieu of a meeting during this period.

The Board of Directors encourages attendance by our directors at the Annual Meeting of Shareholders, when held, in 2009 we did not hold an Annual Meeting.

AUDIT COMMITTEE

The Company currently does not have a standing Audit Committee, but instead, the entire Board functions as the Audit Committee, which is appropriate for a Company of our size.

The Company’s Audit Committee held one meeting during the fiscal year ended March 31, 2010. The function of the Audit Committee, as detailed in the Audit Committee Charter, is to provide assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, management practices, reporting practices, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors and Company management.

Among the policies and procedures adopted by the Audit Committee is the requirement that the Audit Committee is charged with the responsibility for investigation, contact, and negotiation with the independent auditor regarding audit and related fees incurred during the fiscal year.  In accordance with the requirements of paragraph (c) (7) (i) of Rule 2-01 of Reg S-X, the Committee made all necessary contact, inquiry, and recommendations, in order to approve all (100%) of the independent auditing fees, audit-related fees, tax fees, and all other fees, in advance, for the conduct of the audit for the fiscal year ended March 31, 2010.  None of the hours related to the Company's independent auditors work for the fiscal year ended March 31, 2010 was attributable to work performed by persons other than the auditor's full-time, permanent employees.  No part of the pre-approval policies and procedures for the foregoing specified services has been delegated to management.

Pursuant to the Sarbanes-Oxley Act of 2002, the Company's Board of Directors has adopted a written charter for the Audit Committee, which established operating guidelines for the Audit Committee.  A copy of the charter is attached as Appendix A to the Company's Definitive Proxy Statement filed September 20, 2005.

NOMINATING AND COMPENSATION COMMITTEES

The Board of Directors does not have a standing nominating committee, compensation committee or any committees performing similar functions. As there are only five Directors serving on the Board, it is the view of the Board that all Directors should participate in the process for the nomination and review of potential Director Candidates and for the review of the Company's executive pay practices. It is the view of the Board that the participation of all Directors in the duties of nominating and compensation committees ensures not only as comprehensive as possible a review of Director Candidates and executive compensation, but also that the views of independent, employee, and shareholder Directors are considered.

The Board does not have any formal policy regarding the consideration of director candidates recommended by shareholders; any recommendation would be considered on an individual basis. The Board believes this is appropriate due to the lack of such recommendations made in the past, and its ability to consider the establishment of such a policy in the event of an increase of such recommendations. The Board welcomes properly submitted recommendations from shareholders and would evaluate shareholder nominees in the same manner that it evaluates a candidate recommended by other means. Shareholders may submit candidate recommendations by mail to SET Corp, 2377 W. Foothill Blvd., Suite #18, Upland, CA 91786. With respect to the evaluation of director nominee candidates, the Board has no formal requirements or minimum standards for the individuals that it nominates. Rather, the Board considers each candidate on his or her own merits. However, in evaluating candidates, there are a number of factors that the Board generally views as relevant and is likely to consider, including the candidate’s professional experience, his or her understanding of the business issues affecting the Company, his or her experience in facing issues generally of the level of sophistication that the Company faces, and his or her integrity and reputation. With respect to the identification of nominee candidates, the Board has not developed a formalized process. Instead, its members and the Company’s senior management have recommended candidates whom they are aware of personally or by reputation.

CODE OF ETHICS

The Company has adopted a code of ethics that is applicable to our directors and officers. Our code of ethics is posted on our website and can be accessed at WWW.SETCORP.COM.

DIRCTOR AND EXECUTIVE OFFICER COMPENSATION

The following table sets forth the compensation of our Executive Officers for the fiscal years ending on March 31, 2010 and 2009.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Grant King	2009	$-		$141,887	(3)	$12,000				$153,887
CEO and Director	2010	$13,975		$89,560	(3)					$103,535

Richard Lambright	2009	$58,228		-		$7,490				$65,718
Principal Financial Officer (1)	2010	$15,752		-						$15,752

Juzer Jangbarwala	2009	$-				$6,000				$6,000
CTO and Director (2)	2010	$-		$71,250						$71,2560

(1)    Richard Lambright served as Principal Officer for the Company.  Mr. Lambright resigned his position as of July 7, 2010.

(2)    Juzer Jangbarwala served as Director and Chief Technology Officer for the Company.  Mr. Jangbarwala resigned both positions as of April 17, 2009.  As a result of the resignation, Mr. Jangbarwala forfeited 800,000 options during the year ended March 31, 2010.

(3)    Stock issued in lieu of salary.

DIRECTOR COMPENSATION

The following table sets forth the compensation of our directors for the fiscal year ending on March 31, 2009 (if not addressed in the Executive Officer Compensation table above).  The Company did not award any director compensation for the year ended March 31, 2010.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Steve Ritchie			$12,000				$12,000
David Koontz			$12,000				$12,000

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Grant King	300,000			$0.06	Various dates thru 2013

Richard Lambright	300,000			$0.06	2014

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the fiscal years ended March 31, 2010 and 2009, the Company had the following related party transactions:

From time to time, Grant King, Chief Executive Officer, loans the Company monies for operating purposes. The loan accrues interest at 11% and is due upon demand.  During the year ended March 31, 2010, an additional $9,500 was advanced to the Company under the terms stated above. In December 2009, the Company issued 2,600,000 shares of common stock valued at $78,000 in settlement of the note and accrued interest. Since the liability relieved was $13,000 less than the fair market value of the common stock issued, the Company recorded the amounts as additional interest expense. As of March 31, 2010, the note and accrued interest was paid in full.

As of March 31, 2010, amounts due to Grant and Mark King’s contracted employment $269,637, which are included in long-term accrued liabilities on the accompanying balance sheet. During the year ended March 31, 2010, the individuals exercised 1,226,000 options and reduced the amounts payable to them by an additional $73,560 through applying the required exercise price of $0.06 to the liability. In addition, during the year ended March 31, 2010, the Company issued 400,000 shares of common stock valued at $16,000, which reduced the amounts payable to them.  See Note 14 for issuance of common stock in settlement of amounts payable subsequent to year end.

During the fiscal year ended March 31, 2009, the Company issued 333,333 shares of Series A preferred stock to Mark King in satisfaction of $50,000 in accrued salaries. Upon issuance, the Company determined that the fair value of the Series A preferred stock based on the fair value of the common stock equivalent was $160,000. In addition, the Series A was converted into 2,000,000 shares of common stock on the date of issuance. The excess of $110,000 between the liability satisfied and the fair value was expense to general and administrative expenses on the accompanying statement of operations. In addition, during the fiscal year ended March 31, 2009, the individuals applied $79,680 of the liability toward the exercise price of 1,328,000 options at $0.06 per share.  As of March 31, 2009, amounts payable to the individuals included in accrued liabilities were $176,320. Subsequent to March 31, 2009, the individuals exercised 1,276,000 options and reduced the amounts payable to them by an additional $73,560 through applying the required exercise price of $0.06 to the liability.

During the fiscal year ended March 31, 2008, the Company issued a purchase order to Catalyx for the purchase of resin, at the approximate cost of $756,000, needed for the operation of the Company’s wastewater treatment plant in Wyoming. Catalyx is partially owned by Juzer Jangbarwala, a former Company Director and Chief Technology Officer. In addition, from time to time Catalyx has paid for various costs related to the wastewater treatment plant on behalf of the Company, for which the Company has reimbursed Catalyx.  As of March 31, 2010 and 2009, amounts due to Catalyx included accounts payable were $280,000.

In July 2007, the Company entered into a lease agreement with Catalyx Engineering, Inc. (“CEI”), a company that is owned in part by Juzer Jangbarwala, a former Company Director and Chief Technology Officer, to sub-lease approximately 7,000 square feet to serve as its new corporate office in Anaheim, California. As of March 31, 2010 and 2009, the Company has included $7,200 in accounts payable for rental payments due to CEI.

The Company utilized CEI for engineering services related to the design and construction of its water treatment plant in Wyoming.  As of March 31, 2010, amounts due to CEI included in accounts payable were $23,803.

In previous periods, the Company utilized Fusion Solutions (“Fusion”) for manufacturing of product and promotional items for it OC Energy drink products. Fusion is partially owned by Mariano Fusco, a former owner and former CEO of the Company’s subsidiary, OC Energy and Albert Guerra, a partial owner of OC Energy.  As of March 31, 2009, amounts due to Fusion included in current assets of discontinued operations were $99,807. During the year ended March 31, 2010, the Company issued 364,500 shares of common stock valued at $21,870 to vendors of OC Energy in settlement of $122,430 in liabilities. The Company recorded a gain on settlement within net income from discontinued operations on the accompany statement of operations for the difference between the fair value of the common stock and the liability relived.

ITEM 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has appointed dbbMcKennon to serve as independent auditors for the year ending March 31, 2011. dbbMcKennon has served as our independent auditors since fiscal 2009, and is considered by our management to be well qualified.

FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Detail of fees paid to dbbMcKennon:

a. Audit Fees:  Aggregate fees billed for professional services rendered for the audit of our annual financial statements for the periods ended March 31, 2010 and 2009, were approximately $77,000 and $35,000, respectively.

b. Audit-Related Fees:  Fees billed for audit-related services were $0 and $0 for the fiscal years ended March 31, 2010 and 2009.

c. Tax Fees.  Fees billed for tax services were $0 and $0 for the fiscal years ended March 31, 2010 and 2009.

Detail of fees paid to McKennon Wilson & Morgan LLP:

a. Audit Fees:  Aggregate fees billed for professional services rendered for the audit of our annual financial statements for the year ended March 31, 2009, were approximately $38,500.

b. Audit-Related Fees:  Fees billed for audit-related services were approximately $0 for the fiscal year ended March 31, 2009.

c. Tax Fees.  Fees billed for tax services were $0 for the fiscal year ended March 31, 2009.

BOARD OF DIRECTORS' RECOMMENDATIONS

Our board of directors has considered each of the proposals set forth in this Information Statement and is recommending that the shareholders adopt each of the proposals.

THE HOLDERS OF APPROXIMATELY 50.9% OF OUR OUTSTANDING COMMON STOCK OWN SUFFICIENT VOTING STOCK OF THE COMPANY TO ADOPT, RATIFY AND APPROVE ALL OF THE ITEMS TO BE VOTED UPON AT THE ANNUAL MEETING OF STOCKHOLDERS. NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED, AND NONE ARE REQUESTED.

The information contained in this Information Statement constitutes the only notice any stockholder will be provided.

COMMUNICATIONS BETWEEN SHAREHOLDERS AND THE BOARD OF DIRECTORS

The Board of Directors of the Company has not adopted a formal procedure that shareholders must follow to send communications to it. The Board of Directors does receive communications from shareholders, from time to time, and addresses those communications as appropriate. Shareholders can send communication to the Board of Directors in writing, to SET Corp, 2377 W. Foothill Blvd., Suite #18, Upland, CA 91786, Attention: Board of Directors.

STOCKHOLDERS SHARING AN ADDRESS

In accordance with notices to many stockholders who hold their shares through a bank, broker or other holder of record (a “street-name stockholder”) and share a single address, only one Information Statement is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as “householding,” is intended to reduce our printing and postage costs. In addition, any such street-name stockholders residing at the same address who have received multiple copies of this Information Statement and wish to receive a single copy of our annual reports, Information Statements and proxy materials in the future may contact the bank, broker or other holder of record, or our offices at the contact information above.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the year ended March 31, 2010, as filed with the SEC, is available upon written request and without charge to shareholders by writing to the Company c/o Secretary, 2377 W. Foothill Blvd., Suite #18, Upland, CA 91786 or by calling telephone number (949) 888-9500.

DEADLINE FOR FUTURE PROPOSALS OF STOCKHOLDERS

Proposals that a stockholder desires to have included in our proxy materials for our 2010 Annual Meeting of Stockholders must comply with the applicable rules and regulations of the Commission, including that any such proposal must be received by our Secretary at our principal office no later than March 8, 2011. The submission of a shareholder proposal does not guarantee that it will be included in our proxy materials for our 2010 Annual Meeting of Stockholders. It is suggested that such proposals be sent by Certified Mail, Return Receipt Requested. Our by-laws require a stockholder to give advance notice of any business, including the nomination of candidates for the board of directors, which the stockholder wishes to bring before a meeting of our stockholders. In general, for business to be brought before an annual meeting by a stockholder, written notice of the stockholder proposal or nomination must be received by our secretary not more than 180 days prior to the anniversary of the preceding year's annual meeting. With respect to stockholder proposals, the stockholder's notice to our secretary must contain a brief description of the business to be brought before the meeting and the reasons for conducting such business at the meeting, as well as other information set forth in our by-laws or required by law. With respect to the nomination of a candidate for the board of directors by a stockholder, the stockholder's notice to our secretary must contain certain information set forth in our by-laws about both the nominee and the stockholder making the nominations. If a stockholder desires to have a proposal included in our proxy materials for our 2009 Annual Meeting of Stockholders and desires to have such proposal brought before the same annual meeting, the stockholder must comply with both sets of procedures described in this paragraph. Any required written notices should be sent to 2377 W. Foothill Blvd., Suite #18, Upland, CA 91786.

INFORMATION STATEMENT EXPENSES

The expense of this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may in the future supplement it. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Information Statement to the beneficial owners of the stock held of record by such persons and we will reimburse them for their reasonable expenses incurred in this effort.

OTHER MATTERS

As of the date of this Information Statement, the Board of Directors knows of no other matters.

By Order of the Board of Directors /s/ Grant King Grant King Chairman of the Board

Upland, California
March 15, 2011